SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   Form 8-K/A
                                 Amendment No. 2


              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 28, 1997
                                                        -----------------



                                 AGTsports, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Colorado                    0-21914                    84-1165916
        --------                    -------                    ----------
(State of incorporation)    (Commission File Number)    (IRS Employer ID number)



               621 17th Street, Suite 1730, Denver, CO   80202
               --------------------------------------------------
               (Address of principal executive office) (Zip code)


                                 (303) 297-8686
                                 --------------
              (Registrant's telephone number, including area code)

                                   Form 8-K/A
                                   ----------

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Item 1. Changes in Control of Registrant.
        ---------------------------------

     Not Applicable

Item 2. Acquisition or Disposition of Assets.
        -------------------------------------

     Not Applicable

Item 3. Bankruptcy or Receivership.
        ---------------------------

     Not Applicable

Item 4. Changes in Registrant's Certifying Accountant.
        ----------------------------------------------

          (a) At a meeting on November 28, 1997, the Board of Directors of AGTsports, Inc. terminated the services of Davis & Co., CPAs, as the Registrant's independent auditors. At the same meeting, the Board of Directors selected the accounting firm of Hacker, Johnson, Cohen & Grieb, P.A., as independent auditors for the 1997 fiscal year.

          (b) In connection with their audit of the Registrant's financial statements for the two most recent fiscal years and during subsequent  interim  periods,  the  Registrant  has  not  had any disagreements with Davis & Co., CPAs, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

          (c) Davis & Co., CPAs, P.C.'s reports on the Registrant's financial statements for the fiscal years 1995 and 1996 did not contain an adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope, or accounting principles except for the going concern referred to in their opinion.

          (d) The Registrant has requested Davis & Co., CPAs, P.C. to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with the statements made by the Registrant in response to this Item 4 and, if not, stating the respects in which they do not agree. The Registrant delivered a copy of this Form 8-K to Davis & Co., CPAs, P.C. on November 28, 1997. The Registrant will file by amendment, as an exhibit to this Form 8-K, a copy of such letter when it is received.

Item 5. Other Events.
        -------------

     Not Applicable


Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
        ------------------------------------------------------------------

     (c) Exhibits

     1. Accountants Letter

                                   SIGNATURES



Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 28th day of November, 1997.


                                             By: /s/  Cory J. Coppage
                                                 -------------------------------
                                                      Cory J. Coppage
                                                       Secretary and Treasurer

Dated: November 28, 1997